SUPPLEMENT DATED SEPTEMBER 17, 2020

TO THE PROSPECTUS

DATED AUGUST 31, 2020

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Municipal Bond Fund (the “Fund”)

This supplement provides additional information to the Trust’s Prospectus dated August 31, 2020 and should be read in conjunction with such Prospectus.

Addition of Nicholas Venditti and Brandon Pae of Wells Capital Management Inc. (“WellsCap”) as Portfolio Managers to the Fund

1.

To reflect the addition of Mr. Venditti and Mr. Pae as portfolio managers to the Fund, the WellsCap section of the table following the “Subadvisers and Portfolio Managers” heading in the Summary Section of the Prospectus for the Fund is hereby removed and replaced with the following:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Wells Capital Management, Inc.
Robert J. Miller	Senior Portfolio Manager	Since Inception (November 2018)
Bruce R. Johns	Portfolio Manager	June 2019
Terry J. Goode	Senior Portfolio Manager	June 2019
Nicholas Venditti	Senior Portfolio Manager	September 2020
Brandon Pae	Portfolio Manager	September 2020

2.

The WellsCap section following the “Management of the Funds—Subadvisers and Portfolio Managers—Morningstar Municipal Bond Fund” heading of the Prospectus is hereby removed and replaced with the following:

Wells Capital Management, Inc. (WellsCap), 525 Market St., San Francisco, CA 94105, serves as a sub-adviser to the Fund under a subadvisory agreement (the WellsCap Subadvisory Agreement) with Morningstar on behalf of the Fund. WellsCap is incorporated in California and is an SEC registered investment adviser. WellsCap is a directly and wholly owned subsidiary of Wells Fargo Asset Management Holdings, LLC, which is an indirect wholly owned subsidiary of Wells Fargo & Company (Wells Fargo), a diversified financial services company. As of December 31, 2019, WellsCap had approximately $409.9 billion in assets under management. The following portfolio managers are primarily responsible for the day-to-day management of WellsCap’s allocated portion of the Fund’s portfolio:

Robert J. Miller—Robert Miller is a senior portfolio manager for the Wells Fargo Asset Management (WFAM) Municipal Fixed Income team, where he manages both mutual funds and separate accounts. Prior to joining WFAM in 2008, Miller worked for American Century Investments for 10 years where he was part of team managing the firm’s municipal bond portfolios. He had direct responsibility for the firm’s national intermediate- and long-term investment grade strategies. In addition, he managed several other state-specific funds for the firm. He also served as a member of its analytical team. Earlier, Miller spent eight years in New York as a municipal bond analyst with Moody’s Investors Service where he served as an analyst in the States and High-Profile Ratings Group as well as the Airport Credit Group, the Southeast Regional Ratings Group, and the Mid-Atlantic Regional Ratings Group. He also founded a small venture capital firm and served as a consultant with Black and Veatch and KPMG Peat Marwick, where he specialized in conducting financial feasibility studies in support of large infrastructure projects. Miller earned a bachelor’s degree in business administration with a concentration in finance from San Jose State University and a master’s degree in business administration from the Leonard N. Stern School of Business at New York University. Miller has served as a portfolio manager for the Fund since its inception in November 2018.

Bruce R. Johns—Bruce Johns is a portfolio manager for the Wells Fargo Asset Management (WFAM) Municipal Fixed Income team. In this capacity, he manages certain state-specific mutual funds, short maturity strategies and oversees management for portfolio liquidity assets. Bruce joined WFAM from Strong Capital Management, where he was a senior research analyst covering the health care sector. Prior to taking on the role of research analyst at Strong, his area of responsibility included all fixed-income settlements operations. Bruce began his investment industry career in 1998 as a mutual fund and brokerage agent with Strong Financial Services. He earned a bachelor’s degree in business and finance from the University of Wisconsin, Parkside. Bruce is a member of the National Federation of Municipal Analysts and the Minnesota Society of Municipal Analysts. Mr. Johns has been a portfolio manager of the Fund since June 2019.

Terry J. Goode—Terry Goode is a senior portfolio manager for the Wells Fargo Asset Management (WFAM) Municipal Fixed Income team, where he manages California, Arizona, Colorado, and Oregon funds and separate accounts. Previously, Terry served as the leader of the WFAM Tax-Exempt Research team, where he managed a group of professionals who provide credit research for the Municipal Fixed Income team. He also specialized in directly covering a number of municipal sectors. Prior to joining WFAM, he performed similar research duties and provided bond ratings as a director at Standard & Poor’s Credit Market Services, focusing on health care, education, and nonprofit sectors. He began his investment industry career when he held a similar position with Wells Fargo Bank’s health care division, analyzing the credit quality for a variety of nonprofit and corporate health care organizations. He earned a bachelor’s degree in economics from the University of California, Los Angeles, and a master’s degree in business administration with an emphasis in finance and investment strategy from the Haas School of Business at the University of California, Berkeley. Terry is a member of the California Society of Municipal Analysts, the National Federation of Municipal Analysts, and the Healthcare Financial Management Association. His industry comments can often be found in The Bond Buyer. Mr. Goode has been a portfolio manager of the Fund since June 2019.

Nicholas Venditti – Nicholas Venditti is a senior portfolio manager on the WFAM Municipal Fixed Income team. Before joining WFAM in 2020, he spent 10 years at Thornburg Investment Management, most recently as a senior portfolio manager and head of the Municipal Bond Group. In addition to managing Thornburg’s municipal business and portfolio management team, he was portfolio manager on seven mutual funds and separately managed accounts with total assets of approximately $10 billion. Prior to Thornburg, he held a variety of roles focused on municipal credit analysis at Financial Security Assurance/Assured Guaranty in New York. Nick earned a bachelor’s degree in theoretical economics from Trinity University and a master’s degree in applied economics from University of North Carolina-Greensboro, where he also served as an adjunct professor. He received a master’s degree in finance from Syracuse University and has earned the right to use the Chartered Financial Analyst® (CFA®) designation. Mr. Venditti has been a portfolio manager of the Fund since September 2020.

Brandon Pae—Brandon Pae is a portfolio manager and senior analyst for the WFAM Municipal Fixed Income team. Prior to joining WFAM in 2012, Brandon served as a public finance investment banker at Barclays Capital/Lehman Brothers. In this capacity, Brandon was responsible for all aspects of municipal bond origination, including financial modeling, bond structuring, and credit analysis. During his graduate studies, Brandon served as a capital projects analyst at UC Berkeley where he developed an analytical framework for evaluating future debt issuance. Brandon began his investment industry career in 2004 as a financial analyst intern at KNN Public Finance. Brandon earned bachelor’s degrees with honors in economics and political science from the University of California, Berkeley. He also earned a master’s degree in business administration from Haas School of Business at the University of California, Berkeley. Mr. Pae has been a portfolio manager of the Fund since September 2020.

Please retain this supplement for future reference.

SUPPLEMENT DATED SEPTEMBER 17, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 31, 2020

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Municipal Bond Fund (the “Fund”)

This supplement provides additional information to the Trust’s Statement of Additional Information (“SAI”) dated August 31, 2020 and should be read in conjunction with such SAI.

Addition of Nicholas Venditti and Brandon Pae of Wells Capital Management Inc. (“WellsCap”) as Portfolio Managers to the Fund

1.

To reflect the addition of Mr. Venditti and Mr. Pae as portfolio managers to the Fund, the lead-in to the table following the “The Funds’ Investment Team—Portfolio Managers—Other Accounts Managed by Portfolio Managers” heading in the SAI, and the WellsCap section of such table, are hereby removed and replaced with the following:

Other Accounts Managed by Portfolio Managers—The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of April 30, 2020, unless otherwise noted. Asset amounts are approximate and have been rounded.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts

WellsCap

Robert J. Miller	8 $13.4 billion	0 $0	25 $6.7 billion	0 $0	0 $0	0 $0

Bruce R. Johns	9 $10.8 billion	0 $0	0 $0	0 $0	0 $0	0 $0

Terry J. Goode	10 $10.8 billion	0 $0	1 $200 million	0 $0	0 $0	0 $0

Nicholas Venditti (as of June 30, 2020)	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

Brandon Pae (as of June 30, 2020)	2 $1.7 billion	0 $0	0 $0	0 $0	0 $0	0 $0

Please retain this supplement for future reference.